SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 29, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                    1-4717                  44-0663509
    (State or other        (Commission file number)        (IRS Employer
    jurisdiction of                                     Identification Number)
     incorporation)

                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Kansas City Southern ("KCS", "the Company"), is filing, pursuant to Rule 14a-12, the information set forth below in a press release dated November 29, 2004. Although we do not believe this is soliciting material under Rule 14a-12, we are disclosing this information in an abundance of caution.

Item 8.01 Other Events

KCS is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS press release, dated November 29, 2004, announcing that the Kansas City Southern control application for The Texas Mexican Railway Company was approved by the Surface Transportation Board ("STB") and that the Mexican Appellate Court had notified TFM of its decision on the VAT Claim. See the Press Release attached hereto as
Exhibit 99.1 for further information.



Item 9.01.       Financial Statements and Exhibits

(c)             Exhibits

                Exhibit No.                 Document
                (99)                        Additional Exhibits

                99.1 Press Release issued by Kansas City Southern dated November 29, 2004 entitled "Kansas City Southern Control Application for the Texas Mexican Railway Company Approved by Surface Transportation Board and Mexican Appellate Court Notifies TFM of Decision on VAT Claim," is attached hereto as Exhibit 99.1.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern

Date: November 30, 2004         By:           /s/ James S. Brook
                                   -------------------------------------------
                                               James S. Brook
                                        Vice President and Comptroller
                                        (Principal Accounting Officer)

EXHIBIT  99.1

Date:             November 29, 2004

Contact:          Media             Warren K. Erdman
                                    Vice President Corporate Affairs
                                    816-983-1454
                                    warren.k.erdman@kcsr.com

                  Investors         William H. Galligan
                                    Assistant Vice President Investor Relations
                                    816-983-1551
                                    william.h.galligan@kcsr.com

     KANSAS CITY SOUTHERN CONTROL APPLICATION FOR THE TEXAS MEXICAN RAILWAY
              COMPANY APPROVED BY SURFACE TRANSPORTATION BOARD AND
          MEXICAN APPELLATE COURT NOTIFIES TFM OF DECISION ON VAT CLAIM

         Kansas City, Missouri, November 29, 2004 - The U.S. Surface Transportation Board (STB) today approved Kansas City Southern's (KCS) (NYSE:KSU) application filed on May 14, 2003 for authority to control The Texas Mexican Railway Company (Tex Mex) and the U.S. portion of the International Rail Bridge at Laredo, Texas (Laredo Bridge). This action finalizes KCS' effort to obtain control of these assets, which are both wholly owned by Mexrail, Inc. (Mexrail) and allows the controlling shares of Mexrail to be released to KCS. The Mexrail shares had been placed into an independent voting trust on August 16, 2004 pending regulatory approval of KCS' application.

         "We are very pleased that the STB has approved our application to control Tex Mex and the U.S. side of the Laredo Bridge," said Michael R. Haverty, chairman, president and chief executive officer of KCS. "This approval will allow us to move forward with our effort to bring better, more competitive rail service to NAFTA shippers in the NAFTA trade corridor as well as provide better rail service in south Texas."

         The decision becomes effective in 30 days, at which time KCS will dissolve the voting trust and obtain control of Mexrail and its assets, including Tex Mex. In reaching its decision, the STB did not impose any conditions unacceptable to KCS, and rejected almost all of the conditions requested by competing carriers that had filed objections to the transaction. As a result, the transaction will now go forward as KCS had proposed in its application to the STB and will be made final as of December 29, 2004.

         KCS also announced today that counsel for TFM, S.A. de C.V. (TFM) has been advised by the Fourth Collegial Tribunal for Administrative Matters of the First Circuit (Tribunal) that it has sustained TFM's complaint arising out of the failure of the Treasury of the Federation to adjust the value added tax
(VAT) refund certificate issued to TFM to reflect interest and inflation. As previously announced by Grupo TMM, S.A. (TMM) and KCS, TFM received the VAT refund certificate in its original face amount of approximately 2.111 billion pesos from the Treasury of the Federation on January 19, 2004. When the Treasury of the Federation refused TFM's request to actualize the VAT refund certificate in accordance with Article 22 of the Mexican Fiscal Code of 1997, TFM sought judicial relief.

         TFM has not yet been served with the written decision of the Tribunal, but reports of the Tribunal's decision have appeared in the Mexican Press and TMM has reported the decision to the Mexican Stock Exchange. Until TFM is formally notified of the Tribunal's written decision, KCS cannot make any statements concerning the scope of the decision or its possible implications. As soon as written notification is received by TFM of the decision, KCS will proceed to analyze it and issue a statement to the public.

         KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the United States. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

Included in this press release are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of KCS' management as well as on assumptions made. Actual results could differ materially from those included in such forward-looking statements. Readers are cautioned that all forward-looking statements involve risks and uncertainty. For additional information relating to such risks and uncertainties, readers are urged to review KCS' filings and submissions with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.